UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 21, 2026
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Lazard, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-32492	98-0437848
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 Rockefeller Plaza New York, New York		10112
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: 212-632-6000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	LAZ	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On May 21, 2026, Lazard, Inc. (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders, upon the recommendation of the Company’s board of directors (the “Board”), approved an amendment to the Company’s Certificate of Incorporation (the “Certificate of Amendment”) to provide for the declassification of the Board over a three-year period (the “Declassification Amendment”), as set forth in the Company’s Definitive Proxy Statement on Schedule 14A (File No. 001-32492), filed with the Securities and Exchange Commission on April 7, 2026 (the “Proxy Statement”).
Following stockholder approval of the Declassification Amendment, the Company filed the Certificate of Amendment with the Secretary of State of the State of Delaware on May 22, 2026, whereupon the Certificate of Amendment became effective.
The Board also approved, subject to the approval of the Declassification Amendment by the Company’s stockholders at the Annual Meeting and the filing and effectiveness of the Certificate of Amendment, the Amended and Restated By-Laws of the Company (the “A&R By-Laws”), which became effective immediately upon the effectiveness of the Certificate of Amendment. The A&R By-Laws amend and restate the Company’s By-Laws in effect immediately prior to such time to reflect conforming changes for the phased declassification of the Board, including related changes to the provisions governing the terms of directors elected to fill newly created directorships or vacancies.
The foregoing summaries of the Certificate of Amendment and the A&R By-Laws do not purport to be complete and are qualified in their entirety by reference to the full text of the Certificate of Amendment and the A&R By-Laws, attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, each of which is incorporated herein by reference.
Item 5.07    Submission of Matters to a Vote of Security Holders.
(a)    As described above under Item 5.03 of this Current Report on Form 8-K, the Company held its Annual Meeting on May 21, 2026.
(b)    The Company’s shareholders considered five proposals, each of which is described in the Company’s Proxy Statement. The final voting results for each matter submitted to a vote of shareholders at the Annual Meeting were as follows:

		For	Withheld	Abstain	Broker Non-Votes
1.	Election of Directors:
	Peter R. Orszag	78,696,136	1,706,605	*	12,681,449
	Michelle Jarrard	78,911,419	1,491,322	*	12,681,449
	Iris Knobloch	73,168,529	7,234,212	*	12,681,449

		For	Against	Abstain	Broker Non-Votes
2.	Non-binding advisory vote regarding executive compensation	75,960,066	4,408,807	33,868	12,681,449

		For	Against	Abstain	Broker Non-Votes
3.	Approval of amendment of Certificate of Incorporation to declassify the Board of Directors	79,740,983	185,506	476,252	12,681,449

		For	Against	Abstain	Broker Non-Votes
4.	Approval of amendment of 2018 Incentive Compensation Plan	48,390,738	31,014,457	997,546	12,681,449

		For	Against	Abstain	Broker Non-Votes
5.	Ratification of appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2026 and authorization of the Company’s Board of Directors, acting by its Audit Committee, to set their remuneration	91,738,464	1,315,789	29,937	__

	* Not applicable.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits. The following exhibits are filed as part of this Current Report on Form 8-K:

Exhibit No.	Description
3.1	Certificate of Amendment, dated May 22, 2026, to the Certificate of Incorporation of Lazard, Inc.
3.2	Amended and Restated By-Laws of Lazard, Inc., effective as of May 22, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

LAZARD, INC. (Registrant)

	By:	/s/ Shari Soloway
	Name:	Shari Soloway
	Title:	Corporate Secretary
Dated: May 22, 2026